CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED Amendment 5 to the Quality Assurance Agreement This Amendment 5 (the “Amendment 5”) is made as of February 24, 2023 (the “Effective Date”) by and between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, lnc., an entity organized under the laws of Delaware, with its principal place of business at 1375 W. Fulton Street, Suite 1300, Chicago, IL 60607 USA ("Xeris"). PREAMBLE WHEREAS, Bachem and Xeris have entered into a Quality Assurance Agreement between the Parties effective as of November 20, 2015, an amendment 1 to the Quality Assurance Agreement dated October 31, 2016 (“Amendment 1”), an amendment 2 to the Quality Assurance Agreement dated January 26, 2017 (“Amendment 2”), an amendment 3 to the Quality Assurance Agreement dated February 26, 2020 (“Amendment 3”) and an amendment 4 to the Quality Assurance Agreement dated May 05, 2021 (“Amendment 4”), collectively comprising the “Quality Assurance Agreement”; WHEREAS, Bachem and Xeris now mutually desire to amend, modify and restate certain terms and conditions of the Quality Assurance Agreement. NOW THEREFORE, the Parties hereto, intending to be legally bound, agree as follows: 1. DEFINITIONS The capitalized terms used in this Amendment 5 shall have the meaning ascribed to such terms in the Quality Assurance Agreement, unless otherwise stated. 2. AMENDMENTS The Parties agree that, as of the Effective Date, the Quality Assurance Agreement is amended as set forth in this Section 2. 2.1 Section 3.2 of the Quality Assurance Agreement, Notices to Bachem shall be deleted in its entirety and replaced by the following: “Section 3.2 Notices to Bachem. Any notice to Bachem shall be addressed to: Bachem AG Hauptstrasse 144, CH-4416 Bubendorf, Switzerland [***] [***] [***] [***]” 2.2 Section 3.3 of the Quality Assurance Agreement, Notices to Xeris shall be deleted in its entirety and replaced by the following: “Section 3.3 Notices to Xeris. Any notice to Xeris shall be addressed to: Xeris Pharmaceuticals, Inc. 1375 W. Fulton Street, Suite 1300, Chicago, IL 60607 Exhibit 10.2

Bachem/ Xeris - Amendment 5 to the Quality Assurance Agreement - Confidential 2/4 [***] [***] [***] [***]” 2.3 Section 5.14 Shipping and packaging of the Product shall be added immediately following Section 5.13 of the Agreement to ensure that the Product is delivered at the storage temperature stated in the Specification. Therefore, Section 5.14 shall be added as follows: “Section 5.14 Shipping and packaging of the Product. Bachem shall be responsible for the packaging of the Product and for including a data logger for the temperature monitoring. Furthermore, Bachem shall be responsible for the shipment of the Product to the agreed point of delivery.“ 2.4 Article 10 Specific Responsibilities shall be amended by adding a new row in the table to indicate [***] responsibility for shipping and packaging. Therefore, the following row shall be added as the last row in the table “Responsibility” thereof as follows: RESPONSIBILITY Bachem Xeris Packaging and Shipment Packaging of the Product and shipping to the agreed point of delivery with data logger [***] [***] “ 3. MISCELLANEOUS 3.1. In the event of any conflict between the terms of this Amendment 5 and the terms of the Quality Assurance Agreement, the terms of this Amendment 5 shall prevail. 3.2. Except as expressly modified by this Amendment 5, the terms and provisions of the Quality Assurance Agreement remain and shall remain in full force and effect. 3.3. The terms of Article 12 (Miscellaneous) of the Quality Assurance Agreement shall apply to this Amendment 5 directly as if incorporated herein. 3.4. This Amendment 5 may be entered into any number of counterparts, each of which when signed (whether in original or electronic form) and delivered shall constitute one single agreement between the Parties hereto. As an alternative to handwritten signatures on a hardcopy, electronic signatures of duly authorized representatives of the Parties shall have the full force and effect of an original signature. In case this Amendment 5 is signed electronically (e.g. with DocuSign), only the electronic version of this document is valid. Each printout is for reference only. The signature page follows:

Bachem/ Xeris - Amendment 5 to the Quality Assurance Agreement - Confidential 3/4 IN WITNESS WHEREOF, the Parties have caused this Amendment 5 to the Quality Assurance Agreement to be duly executed by their authorized representatives on the Effective Date. Bubendorf, _______________________ Bachem AG By: [***] By:_ [***] Chicago, IL USA, _______________________ Xeris Pharmaceuticals, lnc. By: /s/Brian Conner_____________________________ Name: Brian Conner Function: Chief Compliance Officer

Bachem/ Xeris - Amendment 5 to the Quality Assurance Agreement - Confidential 4/4 CHANGE HISTORY OF THE QUALITY AGREEMENT Customer: Xeris Product: Glucagon Agreement / Amendment No. Date Change description Agreement 20.11.2015 Quality Agreement established between Bachem and Xeris Amendment 1 31.10.2016 Section 3.3: Xeris’s contact details updated Amendment 2 26.01.2017 Annex 1: Specifications updated Amendment 3 26.02.2020 Section 3.3: Xeris’s contact details updated Annex 1: Specifications updated Annex 2: Approved Contract Laboratories updated Amendment 4 05.05.2021 Section 3.3: Xeris’s contact details updated Section 12.7: Number of copies and electronic signature updated Amendment 5 The date of the last signature. Section 3.2: Bachem’s contact details updated Section 3.3: Xeris’s contact details updated Section 5.14: “Shipping and packaging of the Product” added Article 10: A new row with responsibilities for shipping and packaging added.